UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 10, 2011

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On October 10, 2011, Kilroy Realty Corporation (the “Company”) hosted an Analyst/Investor Day in Bellevue, Washington. A copy of the slides that were presented at the Analyst/Investor Day meeting is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K (including the exhibits hereto) under this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K (including the exhibits hereto) under this Item 7.01 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

All statements included or incorporated by reference in this report, other than statements of historical facts, that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future are forward looking statements. These forward-looking statements relate to, without limitation, the Company’s and Kilroy Realty, L.P.’s (the “Operating Partnership”) future economic performance, plans and objectives for future operations, and projections of revenue and other selected financial information. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “could,” “should,” “expect,” “anticipate,” “outlook,” “estimate,” “projected,” “target,” “continue” “intend,” “believe,” “seek,” or “assume,” and variations of such words and similar expressions are intended to identify such forward looking statements. Forward-looking statements are not guarantees of future performance and are inherently subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company and the Operating Partnership. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we cannot assure you that such expectations will be achieved, and future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the risks detailed in the Company’s and the Operating Partnership’s reports filed with the Securities and Exchange Commission. The Company and the Operating Partnership assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

Date: October 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

Date: October 11, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slides presented at the Analyst/Investor Day meeting on October 10, 2011.

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